Exhibit 99.1

Rosetta Resources Inc. Third Quarter 2014 Earnings Review

Earnings Call Agenda Overview Jim Craddock Financial Update John Hagale Operational Update John Clayton Closing Remarks Jim Craddock *

Overview – Jim Craddock *

Strong Growth Track Record *

2014 Fourth Quarter Guidance *

UPPER EAGLE FORD PILOT UPDATE

* Upper Eagle Ford Pilot Program

Upper Eagle Ford Pilot Program Future Plans are to pilot test the Upper Eagle Ford at North Gates & Briscoe Ranch ...

PERMIAN HORIZONTAL UPDATE

Permian – 3Q Horizontal Delineation Activity

Completion Design Improvements Rate Comparisons

Permian – Reeves County 3Q Completions Flowback Rates vs Upper Wolfcamp Horizontal Type Curve

Cautionary Statements *


Permian Basin
Eagle Ford

Rosetta RESOURCES



# Rosetta Resources Inc.

## Third Quarter 2014 Earnings Review

**ROCK SOLID COMBINATION**

# Earnings Call Agenda

| | |
|---|---|
| • Overview | Jim Craddock |
| • Financial Update | John Hagale |
| • Operational Update | John Clayton |
| • Closing Remarks | Jim Craddock |

# Overview - Jim Craddock

- Set record levels of daily equivalent production, oil production, natural gas production and NGL production
- Increased total daily equivalent production 44 percent versus 2013 and 20% versus prior quarter
- Successfully completed seven Delaware Basin horizontal wells in Reeves County (Six Wolfcamp 'A' wells; one 3rd Bone Spring well)
- Reaffirmed 2014 full-year capital guidance; increased production guidance; updated expense guidance
- Announced 2014 fourth quarter guidance and 2015 preliminary capital and production plans

# Strong Growth Track Record

## Net Risked Resource Potential

(MMBoe)



Permian ~288 MMBoe
879
900
800
700
600
500
400
300
200
100
0
194
396
578
570
136
14
44
316
39
41
417
103
58
369
127
74
600
188
90
12/31/09
12/31/10
12/31/11
12/31/12*
*Post-Divestiture
12/31/13
PD Reserves
PUD Reserves
Unproved

## Net Production

(MBoe/d)



Total Company Estimate Range
72 - 74
74
72
80
70
60
50
40
30
20
10
0
23
23
6
28
21
37
36
50
48
63
57
2009
2010
2011
2012
2013
9M 14
4Q 14e
Eagle Ford
Permian Basin
Divested

# 2014 Fourth Quarter Guidance

| ***Production Guidance*** *(MBoe/d)* | | | |
|---|---|---|---|
| Average daily production | 72 | - | 74 |

| ***Expense Guidance*** *($/Boe)* | | | |
|---|---|---|---|
| Direct Lease Operating Expense | $ 3.00 | - | $ 3.10 |
| Workover Expenses | 0.24 | - | 0.25 |
| Insurance | 0.04 | - | 0.04 |
| Treating and Transportation | 3.75 | - | 3.85 |
| Taxes, other than income | 1.70 | - | 1.90 |
| DD&A | 17.90 | - | 18.40 |
| G&A, excluding Stock-Based Compensation | 3.20 | - | 3.30 |
| Interest Expense | 3.10 | - | 3.20 |



# UPPER EAGLE FORD PILOT UPDATE

# Upper Eagle Ford Pilot Program

Rosetta RESOURCES



New UEF Test Areas
BRISCOE RANCH
3
4
10 ROSE -A-
GATES 05-0
09 ROSE -B-



L&E Upper Eagle Ford Pilot
AVG L&E Upper Eagle Ford Offsets
AVG L&E Upper Eagle Ford
3-Stream Production (BOE/d)
10,000
1,000
100
10
0
50
100
150
200
250
300
350
Normalized Time (Days)



Gates Ranch Upper Eagle Ford 11-well Pilot
Lower Eagle Ford AVG
Gates BVP 54
3-stream Production (BOE/d)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Tubing installation - LEF
Tubing installation – BVP 54
0
20
40
60
80
100
120
140
160
180
200
Normalized Time (Days)

# Upper Eagle Ford Pilot Program

## Future Plans are to pilot test the Upper Eagle Ford at North Gates & Briscoe Ranch ...

Rosetta Resources



A'
A
Pilot #1 (East Gates)
Pilot #4 (East Gates)
Pilot #2 (South Gates)
Pilot #3 (L&E)
Future Pilot (North Gates)
Future Pilot (Briscoe)
EAGLEFORD
EAGLE_FORD
BVP 25
BVP 50 51 52
BVP 53
BVP 54
4-22
5-22
L&E B31
Target
LWR_EF
BUDA
Lower Eagle Ford Landing Zones
A
A'



# PERMIAN HORIZONTAL UPDATE

# Permian - 3Q Horizontal Delineation Activity



Wolfcamp A Test
City of Pecos 13 #3H
1,053 BOE/D (7-day)
Wolfcamp A Test
Tall Texan 36 #4H
1,608 BOE/D (7-day)
Wolfcamp A Test
Deacon Jim 6 #1H
693 BOE/D (7-day)
3rd Bone Spring Test
Johnny Ringo State 9 #2H
1,409 BOE/D (7-day)
3rd Bone Spring Well
Wolfcamp A Test
Sheriff Woody 10 #1H
1,669 BOE/D (7-day)
Wolfcamp A Test
Dynamite Dan 37 #1H
1,302 BOE/D (7-day)
Calamity Jane 22 #1H
DRILLED AWAITING COMPLETION Q3 2014
COMPLETION ACTIVITY AS OF Q3 2014
COMPLETED PRIOR TO Q3 2014
Wolfcamp A Test
Monroe 39 #4H
1,474 BOE/D (7-day)
Wolfcamp A Long Lateral Test
Intrepid 27-38 #2H
Flowing Back

# Completion Design Improvements

## Rate Comparisons


4Q 2013 – 1Q 2014
2Q 2014
3Q 2014
30-DAY BOEPD per 1,000' LATERAL (3-Stream)
3rd Bone Spring
Wolfcamp A
Wolfcamp C
129
309
77
120
112
206
65
321
292
267
433
179
279
357
392
268
273
65
BALMORHEA STATE 32 15 A 1H
GAUCHO STATE 15 2H
SAM BASS STATE 15 1H
BALMORHEA RANCH 41 3H
ROY BEAN 42 1H
BLACK JACK 16 1H
BLACK JACK 16 2H
BLACK JACK 16 3H
CALAMITY JANE 22 1H
CITY OF PECOS 13 3H
JOHNNY RINGO STATE 9 2H
TALL TEXAN STATE 36 4H
SHERIFF WOODY 10 1H
MONROE 39 A 4H
DYNAMITE DAN 37 1H
DEACON JIM 6 1H
Denotes old completion design; excludes Wolfcamp 'C' well
Denotes new completion design; excludes 3rd Bone Spring well and Deacon Jim (NE step-out)

# Permian - Reeves County 3Q Completions

## Flowback Rates vs Upper Wolfcamp Horizontal Type Curve



3-Stream Production (BOE/d)
2000
1000
600
400
200
100
0
10
20
30
40
50
60
70
80
90
Days
CITY OF PECOS 13 3H
DEACON JIM 16 1H
DYNAMITE DAN 37 1H
Horizontal Type Curve
MONROE 39A 4H
SHERIFF WOODY 10 1H
TALL TEXAN STATE 36 4H

Note: All production data normalized to **5,000'** lateral length

# Cautionary Statements



This presentation includes forward-looking statements. Forward-looking statements related to future events, such as expectations regarding our capital program, development plans, production rates, resource potential, transportation capacity, net present value and projected liquidity. These statements are not guarantees of future performance and actual outcomes may differ materially. Factors that could affect the Company's business include, but are not limited to: oil and gas prices, operating hazards, drilling risks, unsuccessful exploratory activities; unexpected cost increases; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For filings reporting year-end 2013 reserves, the SEC permits the optional disclosure of probable and possible reserves. The Company has elected not to report probable and possible reserves in its filings with the SEC. We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.